UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) May 31, 2005

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. (as seller under a Pooling and Servicing Agreement, dated as of May 1, 2005, providing for, inter alia, the issuance of Mortgage Asset-Backed Pass-Through Certificates, Series 2005-EFC1)


                    Residential Asset Mortgage Products, Inc.
             (Exact name of registrant as specified in its charter)

            DELAWARE              333-117232                    41-1955181
(State or Other Jurisdiction of  (Commission File Number)    (I.R.S. Employer
         Incorporation)                                     Identification No.)

     8400 Normandale Lake Blvd.                              55437
             Suite 250                                     (Zip Code)
       Minneapolis, Minnesota
  (Address of Principal Executive Offices)



Registrant's telephone number, including area code, is (952) 857-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

           On May 31, 2005, the Registrant caused the issuance and sale of Mortgage Asset-Backed Pass-Through Certificates, Series 2005-EFC1, Class A-I-1, Class A-I-2, Class A-I-3, Class A-I-4, Class A-II, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class B-1, Class B-2, Class SB, Class R-I, Class R-II, Class R-III, Class R-IV, and Class R-V Certificates (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of May 1, 2005, among the Registrant, Residential Funding Corporation, as Master Servicer and U.S. Bank National Association, as Trustee.

Item 9.01.     Financial Statements and Exhibits

               (a) Not applicable

               (b) Not applicable

               (c) Exhibits:

        10.1  Pooling  and  Servicing  Agreement,  dated as of May 1, 2005 among
Residential Asset Mortgage Products, Inc., as depositor, Residential Funding Corporation, as master servicer and U.S. Bank National Association, as trustee.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
                                By:     /s/ Joseph Orning
                                Name:   Joseph Orning
                                Title:  Vice President

Dated: June 14, 2005

                                    EXHIBITS